CURO Group Holdings Corp. Positioned to Benefit from Katapult’s Announced Merger with FinServ Acquisition Corp.

$900+ million Transaction Provides $365 million Total Consideration to CURO

December 18, 2020

Wichita, Kansas--(Business Wire)-- CURO Group Holdings Corp. (NYSE: CURO) (“CURO”), a market leader in providing credit to non-prime consumers, announced today that it is positioned to benefit from today’s announcement that Katapult Holding, Inc. (“Katapult”), a company approximately 40% owned by CURO and a leading provider of e-commerce point-of-sale (“POS”) lease purchase options for non-prime US consumers, and FinServ Acquisition Corp. (Nasdaq: FSRV) (“FinServ”), a publicly traded special purpose acquisition company (“SPAC”), have entered into a definitive merger agreement. The transaction values Katapult’s equity at $908 million, which includes an earnout of up to $75 million in the form of additional common shares in the new public company.

Based on CURO’s ownership in Katapult, the transaction announced today will provide consideration consisting of a combination of cash and stock in the new company to CURO of $365 million, which includes an earnout of up to $30 million in the form of additional common shares in the new public company. To date, CURO has made a total cash investment in Katapult of $27.5 million.

“We first began investing in Katapult in 2017 as we identified multiple catalysts for future success–an innovative e-commerce POS business model, a focus on the vast and underpenetrated non-prime financing market and a clear and compelling value proposition for merchants and consumers. We have enjoyed partnering with Katapult’s experienced and talented management team and are proud of the milestones they have achieved to make today’s announcement possible,” said Don Gayhardt, President and Chief Executive Officer of CURO and member of the Board of Directors of Katapult. “Katapult’s CEO Orlando Zayas and the company’s management team are first-rate and we believe that Katapult is well positioned to continue to succeed as a public company with even greater access to capital, an enhanced brand and an accelerated growth trajectory.”

“This transaction is a clear win for CURO and its shareholders. When closed, the transaction will increase our cash balances, providing greater balance sheet flexibility for potential opportunities including strategic M&A that will expand our product offerings and market reach. Furthermore, we will retain a meaningful equity stake in Katapult and have board representation in the newly public company. This gives us the opportunity to continue participating in the future direction of Katapult, as the company advances its position as the leading e-commerce POS financing platform focused on non-prime consumers,” Gayhardt concluded.

Upon the closing of the transaction, CURO anticipates receiving cash of up to $125 million and maintaining an ownership stake of at least 21% of the fully-diluted shares of the new public company. The final consideration mix between cash and stock will vary based on SPAC investor redemptions and certain other adjustments. The transaction is expected to close during the first half of 2021 and remains subject to approval by FinServ stockholders and other customary closing conditions. As detailed in the press release from Katapult and FinServ, the Boards of Directors of both Katapult and FinServ have unanimously approved the transaction.

More details on the transaction can be found in the press release and investor presentation from Katapult and FinServ, which are available in the “Investors” sections of the FinServ website at https://finservacquisition.com and the Katapult website at https://go.katapult.com/investor_relations, which CURO is providing solely for informational purposes only.

A supplemental investor presentation providing more details on the impact of the transaction to CURO is available in the “Events & Presentations” section of CURO’s Investors website at https://ir.curo.com/events-and-presentations.

Forward-Looking Statements

This press release contains forward-looking statements. These forward-looking statements include statements regarding projections, estimates and assumptions about the value of Katapult’s equity; the impact of the transaction on CURO, including the total consideration we expect to receive and the combination of cash and stock and potential earnout; the expected uses of such consideration and our expectations for increasing cash balances; CURO’s ownership and participation in Katapult following closing of the transaction; Katapult’s future success; and the expected timing of the transaction. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. The ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including: the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of FinServ stockholders is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of projected financial information with respect to Katapult; the effects of competition on Katapult’s future business; Katapult’s ability to attract and retain customers; market, financial, political and legal conditions; the impact of COVID-19 pandemic on Katapult’s and our business and the global economy; risks related to the concentration of Katapult’s business among a relatively small number of merchants; the ability of FinServ or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers; disruption caused by employee or third-party theft and errors in our stores as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

About CURO

CURO Group Holdings Corp. (NYSE: CURO), operating in two countries and powered by its fully integrated technology platform, is a provider of credit to non-prime consumers. In 1997, the Company was founded in Riverside, California by three Wichita, Kansas childhood friends to meet the growing consumer need for short-term loans. Their success led to opening stores across the United States and expanding to offer online loans and financial services across two countries. Today, CURO combines its market expertise with a fully integrated technology platform, omni-channel approach and advanced credit decisioning to provide an array of credit products across all mediums. CURO operates under a number of brands including Speedy Cash®, Rapid Cash®, Cash Money®, LendDirect®, Avío Credit®, Opt+® and Revolve Finance®. With over 20 years of operating experience, CURO provides financial freedom to non-prime consumers.

Investor Relations:
Roger Dean
Executive Vice President and Chief Financial Officer
Phone: 844-200-0342
Email: IR@curo.com

Or

Financial Profiles, Inc.
Curo@finprofiles.com

(CURO-NWS)